Exhibit 10.2

W6316 Design Drive

Greenville, WI 54942

P.O. Box 1579

Appleton, WI 54912-1579

Phone: 888-388-3224

Fax: 888-388-6344

www.schoolspecialty.com

Science

Reading & Literacy

Arts Education

Early Childhood

Life Skills

Physical Education

& Health

Special Needs

Career Education

Furniture

& Equipment

School & Teacher

Supplies

School Smart™

September 18, 2013

Mr. Pat Collins

5566 South Oak Street

Hinsdale, IL 60521

Dear Pat:

This letter confirms our offer regarding your new role of  EVP – Supplies Business  for School Specialty, Inc. (SSI).  The following highlights additional financial elements of your position in recognition and value to the Company.

•

Base Slary:  Your new annual base salary for this position is $360,000, or a biweekly rate of $13,846.15.   This is effective Monday, September 23, 2013.

•

Bonus Plan:  You will continue to participate in the SSI Management Incentive Program with a new target payout of 50% of your base salary.

Pat, please be advised that your Employment Agreement and all other benefits afforded you remain intact and unchanged, and that this letter outlines a change to your current compensation only.

I look forward to our continued partnership and making SSI a successful Company.

Sincerely,

Jim Henderson

Chairman of the Board &
Interim President and CEO